Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 29, 2014	Dec. 28, 2013
Subsequent Events [Text Block]

10.            Subsequent Events

On March 31, 2014, the Company received $210,237 (€152,900) pursuant to the loan agreement entered into with IKEA (Note 5).

During April 2014, the Company repaid in full the promissory notes issued to three of its directors, including the accrued interest thereon (Note 6).

16.                    Subsequent Events

a)	On January 20, 2014, the TSX-V approved the Company’s proposal to issue 181,666 bonus shares at to Mr. Robert Edmunds in consideration of the CAD$545,000 convertible promissory note (Note 8).
b)

Subsequent to year end, the Company received $2,197,153 (€1,597,000) pursuant to a loan agreement entered into with IKEA Supply AG (“IKEA”) with an effective date of November 29, 2013. The loan bears an interest rate of 1.9% per annum and is payable in monthly installments of € 11,000 from December 20, 2014 through June 20, 2016 with the remainder due in full on June 25, 2016. IKEA agreed to loan the Company $3,028,300 (€2,190,000) leaving $831,147 (€593,000) as an unused credit facility. The loan is secured by assets purchased with the proceeds, as well as a portion of the secured assets used to secure the 2013A Notes.

c)

On March 20, 2014, the Company completed a private placement equity financing consisting of the sale of 2,515,000 units at $1.25 per unit for gross proceeds of $3,143,750. Each Unit is comprised of one common share and one-half of one transferable common share purchase warrant of the Company, and each whole warrant will entitle the holder thereof to purchase one additional common share of the Company at an exercise price of $1.75 per warrant share for a period of two years from closing, that is, until March 20, 2016. In addition, finders’ fees of an aggregate of 176,400 shares were issued to certain finders in conjunction with the closing of this private placement.